Exhibit 5(b)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY					[Retirement Resource Operation Center (RROC)] [Advisor Phone: (888) 667-2145, Opt 1] [Client Phone: (800) 838-0650, Opt 2] [Web: schwabannuitycenter.greatwest.com]

[MARKETING NAME]

Individual Flexible Premium Variable Annuity Application
Section 1: Ownership Type and Registration (Select one only)
If you elect an Inherited IRA, Non-Qualified Inherited Annuity, or Trust please complete the required form in addition to this Application.

[	Qualified:	☐ Traditional IRA	☐ Roth IRA	☐ Inherited Traditional IRA ☐ Inherited Roth IRA

or
	Non-Qualified:	☐ Individual	☐ Joint	☐ Grantor Trust	☐ Non-Grantor Trust	☐ Non-Qualified Inherited Annuity ]

Section 2: Ownership Information
2a: Primary Owner - Required
☐ Male ☐ Female ☐ Trust

SSN (or TIN)		Date of Birth (MM/DD/YYYY)

First Name or Name of Non-Natural Owner/Entity Middle Name Last Name

Physical Address	City	State	Zip-Code

Note: If your mailing address is the same as your physical address, leave your mailing address blank below.

Mailing Address	City	State	Zip-Code

Email Address		Primary Phone Number

Are you a U.S. Citizen? ☐ Yes ☐ No If No, please complete the Foreign Citizen Information Form
2b: Joint Owner (Spouse Only) Not applicable if this is a Qualified Annuity Contract - Optional
☐ Male ☐ Female

SSN (or TIN)		Date of Birth (MM/DD/YYYY)

First Name Middle Name Last Name

Physical Address	City	State	Zip-Code

Note: If your mailing address is the same as your physical address, leave your mailing address blank below.

Mailing Address	City	State	Zip-Code

Email Address		Primary Phone Number

Are you a U.S. Citizen? ☐ Yes ☐ No If No, please complete the Foreign Citizen Information Form

ICC19-J465app1	01/2019 Page 1 of 7

Section 2: Ownership Information (Continued)
2c: Primary Annuitant (Must be a Natural Person) - Required

☐ Same as Owner (Not available for Trusts) ☐ Same as Joint Owner (Not available for Trusts)

☐ Male ☐ Female

SSN (or TIN)		Date of Birth (MM/DD/YYYY)

First Name Middle Name Last Name

Physical Address	City	State	Zip-Code

Note: If your mailing address is the same as your physical address, leave your mailing address blank below.

Mailing Address	City	State	Zip-Code

Email Address		Primary Phone Number

Are you a U.S. Citizen? ☐ Yes ☐ No If No, please complete the Foreign Citizen Information Form
2d: Joint/Contingent Annuitant (Must be a Natural Person) - Optional
Select one of the following Annuitant Types:

☐ Joint ☐ Contingent

☐ Same as Owner (Not available for Trusts) ☐ Same as Joint Owner (Not available for Trusts)

☐ Male ☐ Female

SSN (or TIN)		Date of Birth (MM/DD/YYYY)

First Name Middle Name Last Name

Physical Address	City	State	Zip-Code

Note: If your mailing address is the same as your physical address, leave your mailing address blank below.

Mailing Address	City	State	Zip-Code

Email Address		Primary Phone Number

Are you a U.S. Citizen? ☐ Yes ☐ No If No, please complete the Foreign Citizen Information Form

ICC19-J465app1	01/2019 Page 2 of 7

Section 3: Beneficiaries

Completing the following section will allow your beneficiaries to select any payout option available under the contract. If the owner prefers to restrict the payout options available to beneficiaries then please complete the Restricted Beneficiary Payout form. The owner may complete the Restricted Beneficiary Payout form at any time by contacting the [Retirement Resource Operations Center (RROC)].

If no Beneficiary is named, the Owner’s estate will be deemed the Beneficiary.

If the Owner is a Non-Grantor Trust, do not complete this section. Elections must equal 100%.
Beneficiary #1
Percentage of Death Benefit	Select a Beneficiary type: ☐ Primary Beneficiary ☐ Contingent Beneficiary
%
Must Indicate Full Percentages	First Name	Middle Name	Last Name (or name of entity)

Relationship		SSN/TIN	Date of Birth (MM/DD/YYYY)

Mailing Address City State Zip Code

Email Address		Primary Phone

Beneficiary #2
Percentage of Death Benefit	Select a Beneficiary type: ☐ Primary Beneficiary ☐ Contingent Beneficiary
%
Must Indicate Full Percentages	First Name	Middle Name	Last Name (or name of entity)

Relationship		SSN/TIN	Date of Birth (MM/DD/YYYY)

Mailing Address City State Zip Code

Email Address		Primary Phone

Beneficiary #3
Percentage of Death Benefit	Select a Beneficiary type: ☐ Primary Beneficiary ☐ Contingent Beneficiary
%
Must Indicate Full Percentages	First Name	Middle Name	Last Name (or name of entity)

Relationship		SSN/TIN	Date of Birth (MM/DD/YYYY)

Mailing Address City State Zip Code

Email Address		Primary Phone

Beneficiary #4
Percentage of Death Benefit	Select a Beneficiary type: ☐ Primary Beneficiary ☐ Contingent Beneficiary
%
Must Indicate Full Percentages	First Name	Middle Name	Last Name (or name of entity)

Relationship		SSN/TIN	Date of Birth (MM/DD/YYYY)

Mailing Address City State Zip Code

Email Address		Primary Phone

ICC19-J465app1	01/2019 Page 3 of 7

Section 4: Replacement

Do you have any life insurance or annuity contracts in force?......................................................................................	☐ YES	☐ NO

Will the purchase of this annuity result in the replacement, termination, or change in value of any existing life insurance or annuity contract(s)?.................................................................................................................................

	☐ YES	☐ NO
Section 5: Source of Funds

Initial Contribution Amount:	Minimum initial contribution: [$5,000]

Please select only one option below: (option 5a or 5b)
5a: Non-Qualified Contracts	5b: Qualified Contracts

☐ Transfer all or a portion of funds from my existing annuity or life insurance policy. (*Please complete Acord form and applicable state replacement forms.)	☐ Transfer all or a portion of funds from my existing IRA annuity or other qualified plan. (*Please complete the Acord Form.)

☐ Transfer $	☐ Transfer $

from my brokerage account number	from my brokerage account number

☐ Check is attached	☐ Check is attached for a new IRA for tax year(s):
Section 6: Death Benefit Election

☐ Option 1: Return of Annuity Account Value ([.49%] M&E)	☐ Option 2: Guaranteed Minimum Death Benefit ([.69%] M&E)

If no election is made then the default Death Benefit will be Option 1. Your election cannot be changed once selected.
Section 7: Income and Investment Strategies

7a: Income Strategy Sub-Account Rider - (Not available for Inherited IRA’s, Non-Qualified Stretch Annuity, or Investment Only VA)

    An Income Strategy Rider can be elected prior to the first investment into a Covered Fund by contacting the [RROC]. No guarantee benefit fees are charged until an investment is made to a Covered Fund. The election of an Income Strategy Covered Fund below constitutes the election of the Great-West Guaranteed Withdrawal Lifetime Benefit Rider. Total Income Strategy and Investment Strategy Allocations must equal 100% (whole percentages only).

You may change your allocations Online at [schwabannuitycenter.greatwest.com] or by calling the [Retirement Resource Operations Center] at [ 1-877-723-8723 ] from 9:00 am-7:00 pm ET.

Income Strategy Covered Funds
%

[	Great-West SecureFoundation® Bal L	]

[	Great-West Conservative Profile Fund L	]

[	Great-West Mod Conserv Profile Fund L	]

[	Great-West Moderate Profile Fund L	]

Investment Strategy Allocations continue on next page.

ICC19-J465app1	01/2019 Page 4 of 7

Section 7: Income and Investment Strategies (Continued)
7b: Investment Strategy - Total Income Strategy and Investment Strategy allocations must equal 100% (whole percentages only)

Bond
%
[	Federated Fund for US Govt Sec II
Great-West Multi-Sector Bond Inv
Invesco VI High Yield I
Janus Henderson Flexible Bond Inst
PIMCO VIT Emerging Markets Bond Admin
PIMCO VIT High Yield Admin
PIMCO VIT Low Duration Admin
PIMCO VIT Real Return Admin
PIMCO VIT Total Return Admin
Pioneer Bond VCT I
Putnam VT Income IA
Putnam VT Mortgage Securities IB
Templeton Global Bond VIP 2

Specialty
%
AB VPS Real Estate Investment A
Columbia Variable Portfolio Seligman Global Technology 2
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Svc
Janus Henderson Global Technology Inst
MFS VIT Utilities Svc
PIMCO VIT CommodityRealReturn® Strategy Admin
Putnam VT Global Health Care IB
T. Rowe Price Health Sciences S
VanEck VIP Global Hard Assets S

Small-Cap
%
ClearBridge Variable Small Cap Growth I
Delaware VIP Small Cap Value Series Std
DFA VA US Targeted Value Inst
Franklin Small Cap Value VIP 2
Great-West Invesco Small Cap Value Inv
Invesco VI Small Cap Equity I
JPMorgan Insurance Trust Small Cap Core 1
Oppenheimer Main Street Small Cap Fund/VA Non-Svc
Touchstone Small Company
Vanguard VIF Small Company Growth

Mid-Cap
%
AB VPS Small/Mid Cap Value A
American Century Investments® VP Mid Cap Value II
Delaware VIP Smid Cap Core Std
DWS Small Mid Cap Growth VIP A
DWS Small Mid Cap Value VIP A
Dreyfus Investment Portfolio MidCap Stock Init
LVIP Baron Growth Opportunities Svc
Neuberger Berman AMT Mid Cap Intrinsic Value S
Pioneer Mid Cap Value VCT II
Pioneer Select Mid Cap Growth VCT I
Wells Fargo VT Discovery 2
Wells Fargo VT Omega Growth 2
Wells Fargo VT Opportunity 2

Large Cap
%
AB VPS Growth A
AB VPS Growth and Income A
Alger Capital Appreciation I-2
American Century Investments VP Income & Growth I
American Century Investments VP Value I
American Funds Insurance Series® Growth-Income 4
ClearBridge Variable Large Cap Growth I
Columbia VP Large Cap Growth 2
Delaware VIP Value Std
DWS Capital Growth VIP A
DWS Core Equity VIP A
Dreyfus Variable Investment Fund Growth & Income Init
Invesco VI Comstock I
Invesco VI Growth and Income I
Neuberger Berman AMT Sustainable Equity S
Pioneer Fund VCT I
Putnam VT Equity Income IB
Putnam VT Multi-Cap Core Fund IA
Touchstone Focused
Vanguard VIF Capital Growth
Vanguard VIF Diversified Value		]

Investment Strategy Allocations continue on next page.

ICC19-J465app1	01/2019 Page 5 of 7

Section 7: Income and Investment Strategies (Continued)
7b: Investment Strategy - Total Income Strategy and Investment Strategy allocations must equal 100% (whole percentages only)

Asset Allocation
%
[	American Century Investments® VP Balanced I
BlackRock Global Allocation V.I. I
Great-West Aggressive Profile Fund Inv
Great-West Conservative Profile Fund Inv
Great-West Lifetime 2015 Inv
Great-West Lifetime 2020 Inv
Great-West Lifetime 2025 Inv
Great-West Lifetime 2030 Inv
Great-West Lifetime 2035 Inv
Great-West Lifetime 2040 Inv
Great-West Lifetime 2045 Inv
Great-West Lifetime 2050 Inv
Great-West Lifetime 2055 Inv
Great-West Moderate Profile Fund Inv
Great-West Moderately Aggressive Profile Fund Inv
Great-West Moderately Conservative Profile Fund Inv
Janus Henderson Balanced Inst
Putnam VT Global Asset Allocation IA
Schwab VIT Balanced PortfolioTM
Schwab VIT Balanced with Growth PortfolioTM
Schwab VIT Growth PortfolioTM

Money Market
%
Schwab Government Money Market Portfolio™

International
%
ALPS/Red Rocks Listed Private Equity I
American Century VP International I
American Funds Insurance Series® Global Growth 1
American Funds Insurance Series® International 2
American Funds Insurance Series® New World Fund® 2
Delaware VIP Emerging Markets Std
Delaware VIP International Value Equity Series Std
DWS Global Small Cap VIP A
Invesco VI International Growth I
Ivy VIP International Core Equity II
Janus Henderson Global Research Inst
Lazard Retirement Emerging Markets Equity Svc
MFS VIT II International Value Svc
Oppenheimer Global Fund/VA Non-Svc
Oppenheimer International Growth Fund/VA Non-Svc
Putnam VT International Equity IA
Putnam VT International Value IA

Index Funds
%
DWS Small Cap Index VIP A
Great-West Bond Index Inv
NVIT Mid Cap Index II
Schwab® S&P 500 Index Portfolio
Vanguard VIF Mid Cap Index
Vanguard VIF Real Estate Index	]

Section 8: Rebalancer (Optional)
This section is for Investment Strategy only (Section 7b).
If you select a frequency below, your first transfer date will be based on the initial premium receipt date.
Rebalancer: (Optional) ☐ Quarterly ☐ Semi-Annual ☐ Annual
Section 9: Electronic Delivery
Do you consent to Electronic Delivery? ☐ YES ☐ NO

Subject to Great-West Life & Annuity Insurance Company’s ability, I authorize that all statements, prospectuses, reports, and other documents be provided to me in an electronic format. The owner may revoke this authorization at any time by contacting the [Retirement Resource Operations Center (RROC)]. By providing an email address, I am confirming that I have access to the Internet for purposes of accepting electronic delivery.

Owner’s Email Address

This consent will remain in effect until I revoke my authorization by contacting the [RROC]. I may request a paper copy of the information provided electronically at any time for no charge. I will provide the [Retirement Resource Operations Center (RROC)] a current e-mail address if my e-mail address changes.

ICC19-J465app1	01/2019 Page 6 of 7

Section 10: Client Signatures

I understand that I am applying for a Flexible Premium Variable Annuity contract, issued by Great-West Life & Annuity Insurance Company. I declare that all statements made on this application are true to the best of my knowledge and belief.

I acknowledge receipt of the prospectus for the variable annuity contract. I understand that amounts allocated to a Sub-Account are variable and are not guaranteed as to dollar amount.

☐   The [Retirement Resource Operation Center (RROC)] is authorized to act on telephone instructions provided by me. In the absence of this authorization, available telephone instructions will not be allowed.

I hereby direct that my telephone instructions to the [(RROC)] and/or those I submit via any Internet site and/or e-mail address as identified in the prospectus and where available, be honored for transactions unless otherwise notified by me in writing. I understand that telephone calls may be recorded to monitor the quality of service I receive and to verify contract transaction information. The [RROC] will use reasonable procedures to confirm that instructions communicated by telephone or electronically are genuine. If such procedures are followed, Great-West Life & Annuity Insurance Company will not be liable for any losses due to unauthorized or fraudulent instructions. Great-West Life & Annuity Insurance Company reserves the right to deny any electronic instruction and discontinue, change, or modify telephone and electronic instruction authority. All telephone and electronic instruction authority will be compliant with state laws and regulations.

If a transfer from my brokerage account is indicated in this application, I authorize my broker to transfer the amount specified. I certify under penalty of perjury that the taxpayer identification numbers listed on this application are correct and that I am not subject to backup withholding. The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding.

FRAUD WARNING
Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

ALL Owners MUST sign and date this application

Contract Owner Name (or Trustee Name)	Contract Owner Signature (or Trustee Signature)	Date(MM/DD/YYYY)

Co-Owner Owner Name (or Trustee Name)	Co-Owner Signature (or Trustee Signature)	Date(MM/DD/YYYY)

Section 11: Agent Information *For Agent Use Only

Do you believe the contract is suitable for the retirement and insurance needs of the applicant?..........................		☐ YES	☐ NO

Does the applicant have existing life insurance policies or annuity contracts?........................................................		☐ YES	☐ NO

Do you have reason to believe the annuity applied for will replace any life insurance or annuity with us or with any other company?........................................................................................................................................................

		☐ YES	☐ NO

If “YES” to replacement, please certify by checking this box that sales material, if any, used in this transaction was company approved and a copy has been left with the applicant. (Must Select Yes or No)

		☐ YES	☐ NO

Agent Name	Agent Signature	Date(MM/DD/YYYY)

License Number

ICC19-J465app1	01/2019 Page 7 of 7